TG-1 P1, P2, P4 05/15

SUPPLEMENT DATED MAY 1, 2015

TO THE PROSPECTUSES DATED MAY 1, 2015

OF

TEMPLETON GROWTH VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page TG-S4 is replaced with the following:

Portfolio Managers

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since May 2015.

James Harper, CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

II. In the Fund Details, under the heading “Management,” the portfolio manager information beginning on page TG-D6 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA               President, Chief Executive Officer and Director of Global Advisors
Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Tucker Scott, CFA             Executive Vice President of Global Advisors
Mr. Scott has been a portfolio manager of the Fund since May 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

James Harper, CFA          Executive Vice President of Global Advisors
Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA        Executive Vice President, Director of Research and Portfolio Manager of Global Advisors
Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

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Please keep this supplement with your prospectus for future reference.

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